Janus Detroit Street Trust

Janus Henderson AAA CLO ETF

Janus Henderson B-BBB CLO ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 3, 2023

to Currently Effective Statement of Additional Information (“SAI”)

Effective October 3, 2023, the Janus Henderson AAA CLO ETF will revise the deadline for the submission of standard purchase orders and standard redemption requests from 2:00 p.m. to 3:00 p.m. (Eastern Time) in order to receive that business day’s net asset value.

Accordingly, the SAI will be amended as follows:

1.	The following replaces the first paragraph under “Timing of Submission of Purchase Orders” in the Creation and Redemption of Creation Units section of the SAI.

Timing of Submission of Purchase Orders

For the Janus Henderson AAA CLO ETF an Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 3:00 p.m. (for standard orders), Eastern time on any Business Day in order to receive that day’s NAV. For the Janus Henderson B-BBB CLO ETF an Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 2:00 p.m. (for standard orders), Eastern time on any Business Day in order to receive that day’s NAV. Notwithstanding the foregoing, each Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed but the Listing Exchange is open), the Funds may require orders to create or redeem Creation Units to be placed earlier in the day.

2.	The following replaces the first paragraph under “Placement of Redemption Orders” in the Creation and Redemption of Creation Units section of the SAI.

Placement of Redemption Orders

Redemption requests for Creation Units of the Funds must be submitted to the Transfer Agent by or through an Authorized Participant. For the Janus Henderson AAA CLO ETF an Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 3:00 p.m. (for standard orders), Eastern time on any Business Day, in order to receive that day’s NAV. For the Janus Henderson B-BBB CLO ETF an Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 2:00 p.m. (for standard orders), Eastern time on any Business Day, in order to receive that day’s NAV. Notwithstanding the foregoing, the Funds may, but are not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed, but the Listing Exchange is open), the Funds may require orders to create or redeem Creation Units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Please retain this Supplement with your records.